Janus Investment Fund

Janus Henderson Triton Fund

Janus Henderson Venture Fund

Supplement dated June 17, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

On June 16, 2022, the Board of Trustees of Janus Investment Fund, on behalf of Janus Henderson Triton Fund and Janus Henderson Venture Fund (together, the “Funds”), approved reopening the Funds to all new investors, effective on or about July 18, 2022.

As a result, effective on or about July 18, 2022, all references to the Funds being closed to certain new investors are removed from the Prospectuses and Statement of Additional Information.

Please retain this Supplement with your records.